Exhibit 10.2

AMENDMENT

TO

BUSINESS COMBINATION AGREEMENT

This Amendment to Business Combination Agreement (the “Amendment”) is effective as of April 23, 2021, by and among GigCapital2, Inc., a Delaware corporation (“GigCapital2”), Cloudbreak Health, LLC, a Delaware limited liability company (“Cloudbreak”), and Cloudbreak Merger Sub, LLC, a Delaware limited liability company (“Merger Sub” and together with GigCapital2 and Cloudbreak, the “Parties,” and individually, a “Party”). Certain capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed to such terms in the BCA (as defined below).

RECITALS

WHEREAS, GigCapital2, Cloudbreak and Merger Sub are parties to that certain Business Combination Agreement, dated as of November 20, 2020 (the “BCA”), pursuant to which Merger Sub intends to merge with and into Cloudbreak, with Cloudbreak surviving the merger as a wholly owned subsidiary of GigCapital2; and

WHEREAS, GigCapital2, Cloudbreak and Merger Sub desire to amend Section 9.01(b) of the BCA to extend the Outside Date (as defined in the BCA) to June 10, 2021.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.    Recitals. The above recitals are hereby incorporated by reference into this Amendment as if set forth in full in the body hereof and each Party represents and warrants that, as to it, said recitals are true and accurate.

2.    Amendment. The Parties hereby amend and restate Section 9.01(b) of the BCA in its entirety to read as follows:

“(b) by either GigCapital2 or the Company if the Effective Time shall not have occurred prior to June 10, 2021 (the “Outside Date”); provided, however, that this Agreement may not be terminated under this Section 9.01(b) by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained herein and such breach or violation is the principal cause of the failure of a condition set forth in Article VIII on or prior to the Outside Date; or”

3.    Interpretation. The terms of Section 1.03 of the BCA are hereby incorporated into this Amendment by reference.

4.    BCA Provisions. Except as specifically amended by this Amendment, all of the terms and conditions of the BCA remain in full force and effect and this Amendment shall be governed by, and construed and enforced in accordance with, such terms and conditions. In the event of a conflict between the provisions of this Amendment and the provisions set forth in the BCA, this Amendment shall control.

5.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

6.    Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware and without reference to the choice or conflict of law principles (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of a different jurisdiction.

7.    Successors and Assigns. No Party to this Amendment may directly or indirectly assign any or all of its rights or delegate any or all of its obligations under this Amendment without the express prior written consent of each other Party to this Amendment. This Amendment shall be binding upon and inure to the benefit of the Parties to this Amendment and their respective successors and permitted assigns. Any attempted assignment in violation of this Section 7 shall be void.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written.

GIGCAPITAL2, INC.

By:	/s/ Dr. Raluca Dinu

Name:	Dr. Raluca Dinu

Title:	President and Chief Executive Officer

CLOUDBREAK MERGER SUB, LLC

By:	/s/ Dr. Raluca Dinu

Name:	Dr. Raluca Dinu

Title:	President and Chief Executive Officer

CLOUDBREAK HEALTH, LLC

By:	/s/ James B. Edwards

Name:	James B. Edwards

Title:	Chief Executive Officer

[Signature Page to Amendment to BCA]